EXHIBIT (14)

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Executive Vice President and Chief Operations Officer of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Craig D. Vermie and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of guarantees relating to the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA A	The Atlas Portfolio Builder Variable Annuity	333-26209

Separate Account VA B	Transamerica Landmark Variable Annuity	33-33085

Separate Account VA B	Transamerica Freedom Variable Annuity	33-56908

Separate Account VA C	Transamerica EXTRA Variable Annuity	333-83957

Separate Account VA J	Immediate Income Builder II	333-63086

Separate Account VA K	Retirement Income Builder-BAI Variable Annuity	333-76230

Separate Account VA L	Transamerica Preferred Advantage Variable Annuity	333-87792

Separate Account VA P	Flexible Premium Variable Annuity - A	333-98891

Separate Account VA Q	Flexible Premium Variable Annuity - B	333-110049

Separate Account VA R	Flexible Premium Variable Annuity - C	333-109580

Separate Account VA S	Flexible Premium Variable Annuity - D	333-109913

Separate Account VA W	Flexible Premium Variable Annuity - G	333-116562

Separate Account VA X	Flexible Premium Variable Annuity - I	333-125817

Separate Account VA Y	Flexible Premium Variable Annuity - J	333-131987

Retirement Builder Variable Annuity Account	Portfolio Select Variable AnnuitySM	333-07509

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of October, 2006.

/s/ Brenda K. Clancy
Brenda K. Clancy
Director, Executive Vice President and Chief Operations Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Senior Vice President, Secretary and General Counsel of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Ronald L. Ziegler and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of guarantees relating to the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA A	The Atlas Portfolio Builder Variable Annuity	333-26209

Separate Account VA B	Transamerica Landmark Variable Annuity	33-33085

Separate Account VA B	Transamerica Freedom Variable Annuity	33-56908

Separate Account VA C	Transamerica EXTRA Variable Annuity	333-83957

Separate Account VA J	Immediate Income Builder II	333-63086

Separate Account VA K	Retirement Income Builder-BAI Variable Annuity	333-76230

Separate Account VA L	Transamerica Preferred Advantage Variable Annuity	333-87792

Separate Account VA P	Flexible Premium Variable Annuity - A	333-98891

Separate Account VA Q	Flexible Premium Variable Annuity - B	333-110049

Separate Account VA R	Flexible Premium Variable Annuity - C	333-109580

Separate Account VA S	Flexible Premium Variable Annuity - D	333-109913

Separate Account VA W	Flexible Premium Variable Annuity - G	333-116562

Separate Account VA X	Flexible Premium Variable Annuity - I	333-125817

Separate Account VA Y	Flexible Premium Variable Annuity - J	333-131987

Retirement Builder Variable Annuity Account	Portfolio Select Variable AnnuitySM	333-07509

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November, 2006.

/s/ Craig D. Vermie
Craig D. Vermie
Director, Senior Vice President, Secretary and General Counsel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Vice President and Corporate Controller of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Craig D. Vermie and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of guarantees relating to the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA A	The Atlas Portfolio Builder Variable Annuity	333-26209

Separate Account VA B	Transamerica Landmark Variable Annuity	33-33085

Separate Account VA B	Transamerica Freedom Variable Annuity	33-56908

Separate Account VA C	Transamerica EXTRA Variable Annuity	333-83957

Separate Account VA J	Immediate Income Builder II	333-63086

Separate Account VA K	Retirement Income Builder-BAI Variable Annuity	333-76230

Separate Account VA L	Transamerica Preferred Advantage Variable Annuity	333-87792

Separate Account VA P	Flexible Premium Variable Annuity - A	333-98891

Separate Account VA Q	Flexible Premium Variable Annuity - B	333-110049

Separate Account VA R	Flexible Premium Variable Annuity - C	333-109580

Separate Account VA S	Flexible Premium Variable Annuity - D	333-109913

Separate Account VA W	Flexible Premium Variable Annuity - G	333-116562

Separate Account VA X	Flexible Premium Variable Annuity - I	333-125817

Separate Account VA Y	Flexible Premium Variable Annuity - J	333-131987

Retirement Builder Variable Annuity Account	Portfolio Select Variable AnnuitySM	333-07509

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of October, 2006.

/s/ Eric J. Martin
Eric J. Martin
Vice President and Corporate Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Senior Vice President and Treasurer of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Craig D. Vermie and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of guarantees relating to the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA A	The Atlas Portfolio Builder Variable Annuity	333-26209

Separate Account VA B	Transamerica Landmark Variable Annuity	33-33085

Separate Account VA B	Transamerica Freedom Variable Annuity	33-56908

Separate Account VA C	Transamerica EXTRA Variable Annuity	333-83957

Separate Account VA J	Immediate Income Builder II	333-63086

Separate Account VA K	Retirement Income Builder-BAI Variable Annuity	333-76230

Separate Account VA L	Transamerica Preferred Advantage Variable Annuity	333-87792

Separate Account VA P	Flexible Premium Variable Annuity - A	333-98891

Separate Account VA Q	Flexible Premium Variable Annuity - B	333-110049

Separate Account VA R	Flexible Premium Variable Annuity - C	333-109580

Separate Account VA S	Flexible Premium Variable Annuity - D	333-109913

Separate Account VA W	Flexible Premium Variable Annuity - G	333-116562

Separate Account VA X	Flexible Premium Variable Annuity - I	333-125817

Separate Account VA Y	Flexible Premium Variable Annuity - J	333-131987

Retirement Builder Variable Annuity Account	Portfolio Select Variable AnnuitySM	333-07509

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of October, 2006.

/s/ James A. Beardsworth
James A. Beardsworth
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, President and Chairman of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Craig D. Vermie and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of guarantees relating to the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA A	The Atlas Portfolio Builder Variable Annuity	333-26209

Separate Account VA B	Transamerica Landmark Variable Annuity	33-33085

Separate Account VA B	Transamerica Freedom Variable Annuity	33-56908

Separate Account VA C	Transamerica EXTRA Variable Annuity	333-83957

Separate Account VA J	Immediate Income Builder II	333-63086

Separate Account VA K	Retirement Income Builder-BAI Variable Annuity	333-76230

Separate Account VA L	Transamerica Preferred Advantage Variable Annuity	333-87792

Separate Account VA P	Flexible Premium Variable Annuity - A	333-98891

Separate Account VA Q	Flexible Premium Variable Annuity - B	333-110049

Separate Account VA R	Flexible Premium Variable Annuity - C	333-109580

Separate Account VA S	Flexible Premium Variable Annuity - D	333-109913

Separate Account VA W	Flexible Premium Variable Annuity - G	333-116562

Separate Account VA X	Flexible Premium Variable Annuity - I	333-125817

Separate Account VA Y	Flexible Premium Variable Annuity - J	333-131987

Retirement Builder Variable Annuity Account	Portfolio Select Variable AnnuitySM	333-07509

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of October, 2006.

/s/ Larry N. Norman
Larry N. Norman
Director, President and Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Vice President of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Craig D. Vermie and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of guarantees relating to the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA A	The Atlas Portfolio Builder Variable Annuity	333-26209

Separate Account VA B	Transamerica Landmark Variable Annuity	33-33085

Separate Account VA B	Transamerica Freedom Variable Annuity	33-56908

Separate Account VA C	Transamerica EXTRA Variable Annuity	333-83957

Separate Account VA J	Immediate Income Builder II	333-63086

Separate Account VA K	Retirement Income Builder-BAI Variable Annuity	333-76230

Separate Account VA L	Transamerica Preferred Advantage Variable Annuity	333-87792

Separate Account VA P	Flexible Premium Variable Annuity - A	333-98891

Separate Account VA Q	Flexible Premium Variable Annuity - B	333-110049

Separate Account VA R	Flexible Premium Variable Annuity - C	333-109580

Separate Account VA S	Flexible Premium Variable Annuity - D	333-109913

Separate Account VA W	Flexible Premium Variable Annuity - G	333-116562

Separate Account VA X	Flexible Premium Variable Annuity - I	333-125817

Separate Account VA Y	Flexible Premium Variable Annuity - J	333-131987

Retirement Builder Variable Annuity Account	Portfolio Select Variable AnnuitySM	333-07509

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of October, 2006.

/s/ Ron L. Ziegler
Ron L. Ziegler
Director and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Chief Tax Officer and Senior Vice President of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Craig D. Vermie and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of guarantees relating to the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA A	The Atlas Portfolio Builder Variable Annuity	333-26209

Separate Account VA B	Transamerica Landmark Variable Annuity	33-33085

Separate Account VA B	Transamerica Freedom Variable Annuity	33-56908

Separate Account VA C	Transamerica EXTRA Variable Annuity	333-83957

Separate Account VA J	Immediate Income Builder II	333-63086

Separate Account VA K	Retirement Income Builder-BAI Variable Annuity	333-76230

Separate Account VA L	Transamerica Preferred Advantage Variable Annuity	333-87792

Separate Account VA P	Flexible Premium Variable Annuity - A	333-98891

Separate Account VA Q	Flexible Premium Variable Annuity - B	333-110049

Separate Account VA R	Flexible Premium Variable Annuity - C	333-109580

Separate Account VA S	Flexible Premium Variable Annuity - D	333-109913

Separate Account VA W	Flexible Premium Variable Annuity - G	333-116562

Separate Account VA X	Flexible Premium Variable Annuity - I	333-125817

Separate Account VA Y	Flexible Premium Variable Annuity - J	333-131987

Retirement Builder Variable Annuity Account	Portfolio Select Variable AnnuitySM	333-07509

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of October, 2006.

/s/ Arthur C. Schneider
Arthur C. Schneider
Director, Chief Tax Officer and Senior Vice President